                           SCHEDULE 14(A) INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of
[x]  Definitive Proxy Statement                   the Commission only (as
[ ]  Definitive Additional Materials              permitted by Rule 14a-6(e)(2))
[ ]  Soliciting Material Under Rule 14a-12


                             MERCATOR SOFTWARE, INC.
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

          ----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                             MERCATOR SOFTWARE, INC.







                                 April 15, 2002

To Our Stockholders:

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Mercator Software, Inc. to be held at the Landmark Club, located at 1 Landmark Square, Stamford, Connecticut, on Tuesday, May 14, 2002, at 9:00 a.m. Eastern Time.

     The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

     Please use this opportunity to take part in the Company's affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

     We hope to see you at the meeting.

                                   Sincerely,





                                   Roy C. King
                                   Chairman, Chief Executive Officer
                                   and President

                             MERCATOR SOFTWARE, INC.
                                 45 DANBURY ROAD
                            WILTON, CONNECTICUT 06897
                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 14, 2002
                                ----------------

To Our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mercator Software, Inc. (the "Company") will be held at the Landmark Club, located at 1 Landmark Square, Stamford, Connecticut, on Tuesday, May 14, 2002, at 9:00 a.m. Eastern Time.

        At the meeting, you will be asked to consider and vote upon the following matters:

     1. The election of seven directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

        Constance F. Galley     Ernest E. Keet       Roy C. King         Michael E. Lehman
        James P. Schadt         Dennis G. Sisco      Mark C. Stevens

     2. A proposal to approve an amendment to the Company's 1997 Equity Incentive Plan providing for increases in the number of shares of Common Stock reserved for issuance under such Plan (i) on May 14, 2002 (or any later date to which the 2002 Annual Meeting of Stockholders may be adjourned) by 2,500,000 shares and (ii) on January 1, 2003 by the lesser of (a) 7.5% of the number of shares of Common Stock outstanding on the close of business immediately preceding January 1, 2003, or (b) 3,000,000 shares.

     3. A proposal to approve an amendment to the Company's 1997 Employee Stock Purchase Plan providing for an annual increase in the number of shares of Common Stock reserved for issuance under such Plan so that on (i) May 14, 2002 (or any later date to which the 2002 Annual Meeting of Stockholders may be adjourned) and (ii) each January 1 thereafter there are 1,500,000 shares of Common Stock reserved for issuance under such Plan (or such lesser number of shares as may be determined by the Board of Directors).

     4. A proposal to ratify the selection of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2002.

     5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 8, 2002 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                         By Order of the Board of Directors


                                         Gerald E. Klein
                                         Secretary
Wilton, Connecticut
April 15, 2002


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                             MERCATOR SOFTWARE, INC.
                                 45 DANBURY ROAD
                            WILTON, CONNECTICUT 06897

                                -----------------
                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 2002
                                -----------------

     The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Mercator Software, Inc., a Delaware corporation (the "Company" or "Mercator"), for use at the Annual Meeting of Stockholders of the Company to be held at the Landmark Club located at 1 Landmark Square, Stamford, Connecticut, on Tuesday, May 14, 2002, at 9:00 a.m. Eastern Time and any adjournments thereof (the "Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 15, 2002. The Company's Annual Report on Form 10-K for the year ended December 31, 2001, which is not part of the proxy soliciting materials, is enclosed.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

RECORD DATE; QUORUM

     Only holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at the close of business on April 8, 2002 (the "Record Date") will be entitled to vote at the Meeting. A majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum for the transaction of business at the Meeting. At the close of business on the Record Date, the Company had 33,824,000 shares of Common Stock outstanding and entitled to vote.

VOTING RIGHTS; REQUIRED VOTE

     Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. Shares of Common Stock may not be voted cumulatively. In the event that a broker, bank, custodian, nominee or other record holder of Mercator Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), then those shares will not be considered voted with respect to that matter, although they will be counted in determining whether or not a quorum is present at the Meeting.

     Directors will be elected by a plurality of the votes of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposals No. 2, 3 and 4 require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on such matter. An abstention is deemed "present" but is not deemed a "vote cast." As a result, absentions and "broker non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and therefore, do not have the effect of votes in opposition. All votes will be tabulated by the inspector of elections appointed for the Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes.

VOTING OF PROXIES

     Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to Mercator. All returned, signed proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal at the Meeting will be counted as votes "for" such proposal (or, in the case of the election of directors, as a vote "for" election to the Board of all the nominees presented by the Board).

     In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting.

     The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers and employees of the Company. The Company is retaining D. F. King, a proxy solicitation firm, to assist in the solicitation of proxies in connection with the annual meeting, and expects that it will pay such firm customary fees expected to be approximately $7,500.00 plus expenses.

REVOCABILITY OF PROXIES

     Any person signing a proxy has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and presented at the Meeting, or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and such stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting written confirmation from the broker, bank or other nominee of such stockholder's beneficial ownership of the shares and that such broker, bank or other nominee is not voting such shares.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of Mercator Common Stock as of April 8, 2002 by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director and nominee; (iii) the Company's current Chief Executive Officer, each of the Company's four other most highly compensated executive officers, and two former executive officers who served during 2001; and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table, the beneficial owners have sole voting and investment power (subject to community property laws where applicable) as to all of the shares beneficially owned by them.

                                             AMOUNT AND NATURE OF               PERCENT OF OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER (1)     BENEFICIAL OWNERSHIP                  COMMON STOCK (2)
----------------------------------------     --------------------                  ----------------
Brookside Capital Partners Fund, L.P.             1,901,384 (3)                         5.6%

Ernest E. Keet                                    1,636,867 (4)                         4.8%
     Vanguard Atlantic Ltd.

Bear Stearns Asset Management Inc.                1,612,700 (5)                         4.8%

Constance F. Galley                                 953,804 (6)                         2.8%

Roy C. King                                         685,548 (7)                         2.0%

James P. Schadt                                     557,957 (8)                         1.6%

Kenneth J. Hall                                     210,081 (9)                         *

David S. Linthicum                                  158,033 (10)                        *

David M. Raye                                        91,998 (11)                        *

Dennis G. Sisco                                      80,000 (12)                        *

Peter E. Jones                                       75,495 (13)                        *

Mark W. Register                                     69,054 (14)                        *

Mark C. Stevens                                      38,000 (15)                        *

Michael E. Lehman                                    20,000 (16)                        *

Richard M. Applegate                                  4,000 (17)                        *

All executive officers and directors as a group
     (18 persons)                                 4,999,382 (18)                       13.6%

* Less than 1%

(1) Except as otherwise noted, the address of record is c/o Mercator Software, Inc., 45 Danbury Road, Wilton, CT 06897.

(2) Based upon a total of (i) 33,824,000 shares of Common Stock outstanding as of April 8, 2002, and (ii) shares of Common Stock issuable pursuant to options and warrants held by the respective person or group which may be exercised within 60 days of April 8, 2002. Shares of Common Stock subject to options and warrants that are currently exercisable or exercisable within 60 days of April 8, 2002 are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3) Based upon a Schedule 13G dated February 14, 2002. The address of Brookside Capital Partners Fund, L.P. is 111 Huntington Avenue, Boston, MA 02199. Mr. Roy Edgar Brakeman III has voting and investment control over the Company's securities owned by Brookside Capital Partners Fund, L.P.

(4) Consists of 68,000 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002, 250,000 shares of Common Stock held of record by Vanguard Atlantic Ltd. ("Vanguard"), 50,000 shares of Common Stock held of record by the Ernest E. & Nancy R. Keet Foundation, 413,761 shares of Common Stock held of record by the Ernest E. Keet Grantor Retained Annuity Trust, 734,020 shares of Common Stock held of record by the Ernest E. & Nancy R. Keet Family Trust, and 121,086 shares of Common Stock held of record by Mr. Keet. Mr. Keet exercises voting and investment power with respect to the shares held by the Ernest E. & Nancy R. Keet Foundation, the Ernest E. Keet Grantor Retained Annuity Trust, and the Ernest E. & Nancy R. Keet Family Trust. Mr. Keet is the President of Vanguard and exercises voting and investment power with respect to its shares of the Company's Common Stock and may be deemed to beneficially own the shares owned by such entity. Mr. Keet disclaims beneficial ownership of the shares held by Vanguard, the Ernest E. & Nancy R. Keet Foundation, the Ernest E. & Nancy R. Keet Family Trust, and by the Ernest E. Keet Grantor Retained Annuity Trust, except to the extent of his pecuniary interest therein. The address of Vanguard is P. O. Box 1360, Saranac Lake, NY 12983 and the address of Mr. Keet is c/o Vanguard, P.O. Box 1360, Saranac Lake, NY 12983.

(5) Based upon a Schedule 13G dated February 6, 2002. Includes 1,606,300 shares over which Bear Stearns reports having sole voting power and 6,400 shares over which Bear Stearns reports having shared voting power. The address of Bear Stearns Asset Management Inc. is 383 Madison Avenue, 27th Floor, New York, NY 10179.

(6) Consists of 423,922 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002, 50,010 shares of Common Stock issuable upon exercise of warrants, and 472,872 shares of

Common Stock held of record by Ms. Galley. Also includes approximately 7,000 shares of Common Stock owned by Ms. Galley's husband, Richard Galley, with respect to which Ms. Galley disclaims beneficial ownership.

(7) Consists of 651,562 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 33,986 shares of Common Stock held of record by Mr. King.

(8) Consists of 503,000 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 47,957 shares of Common Stock held of record by Mr. Schadt. Also includes 7,000 shares of Common Stock held by Mr. Schadt's wife, Barbara Schadt.

(9) Consists of 199,915 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 10,166 shares of Common Stock held of record by Mr. Hall.

(10) Consists of 158,033 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002.

(11) Consists of 88,625 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 3,373 shares of Common Stock held of record by Mr. Raye.

(12) Consists of 65,000 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 15,000 shares of Common Stock held of record by Mr. Sisco.

(13) Consists of 63,145 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 12,350 shares of Common Stock held of record by Mr. Jones. Mr. Jones resigned as an executive officer of the Company on October 16, 2001.

(14) Consists of 65,703 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 3,351 shares of Common Stock held of record by Mr. Register.

(15) Consists of 37,500 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 500 shares of Common Stock held of record by The Stevens-Murphy Living Trust, of which Mr. Stevens and his wife are Trustees. Mr. Stevens transferred his outstanding options to The Stevens-Murphy Living Trust on February 25, 2002.

(16) Mr. Lehman was appointed to the Board of Directors on April 12, 2002. His holdings are as of such date and consist of 20,000 shares of Common Stock held of record by Mr. Lehman.

(17) Consists of 4,000 shares of Common Stock held of record by Mr. Applegate. Mr. Applegate resigned as an executive officer of the Company on July 12, 2001.

(18) Includes an aggregate of 2,809,310 shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of April 8, 2002.


                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
                    ---------------------------------------

     The Board currently consists of seven directors, all of whom are nominated for election at the Meeting. Each director will be elected to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until such director's earlier resignation, death or removal.

     Shares represented by the accompanying proxy will be voted "for" the election of the seven nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. In the event that any nominee for any reason is unable to or will not serve, the proxies may be voted for such substitute nominee as the proxy holders may determine. The Company is not aware of any nominee who will be unable to or will not serve as a director.

     Directors will be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote in the election of directors. The seven nominees for election of directors who receive the greatest number of votes cast for the election of directors at the meeting, a quorum being present, will become directors at the conclusion of the tabulation of votes.

      THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINATED
                                   DIRECTORS.

NOMINEES

     The names of the nominees, each of whom is currently a director of the Company, and certain information about them, are set forth below:


NAME OF DIRECTOR                     AGE       PRINCIPAL OCCUPATION                             DIRECTOR SINCE
----------------                     ---       --------------------                             --------------

Constance F. Galley                   60       Director of the Company                               1985
Ernest E. Keet (1)                    61       President, Vanguard Atlantic Ltd.                     1985
Roy C. King                           48       Chairman, Chief Executive Officer, President
                                               of the Company                                        2001
Michael E. Lehman (1)                 51       Executive Vice President, Corporate Resources         2002
                                               and Chief Financial Officer, Sun Microsystems, Inc.
James P. Schadt (2)                   63       Vice Chairman of the Company                          1998
Dennis G. Sisco (1)(2)(3)             55       Partner, Behrman Capital                              1990
Mark C. Stevens (2)(3)                42       Consultant                                            2000

(1)  Member of the Audit Committee
(2)  Member of the Compensation Committee
(3)  Member of the Stock Option Committee


Constance F. Galley has served as a Director of Mercator since April 1985. From April 1985 to her retirement in November 2000, Ms. Galley was President and Chief Executive Officer of the Company. Ms. Galley is a member of the Executive Committee and the Board of Directors of the Connecticut Technology Council, Chairwoman of the Software/IT Cluster Advisory Board, and Vice-Chair of the Governor's Council on Economic Competitiveness and Technology.

Ernest E. Keet has served as a Director of Mercator since April 1985. Mr. Keet has been the President and a Director of Vanguard Atlantic Ltd., a venture capital firm, since September 1984. Mr. Keet is a Director of Axolotl Corp. (formerly AccentHealth) and serves on the boards of Engenia Software Inc., Technology Help Inc., ALARA Inc., Extenex Inc., the Trudeau Institute, and the Charles Babbage Foundation.

Roy C. King was elected President, Chief Executive Officer and a Director of Mercator in January 2001 and Chairman of the Board on March 21, 2001. Mr. King brings many years of technology and general management experience to the Company. Prior to joining Mercator, Mr. King spent 7 years at IBM, most recently serving as its General Manager, Consulting and Integration Services, Europe, Middle East and Africa.

Michael E. Lehman has served as Executive Vice President, Corporate Resources and Chief Financial Officer of Sun Microsystems, Inc. since July 2000 and as Vice President, Corporate Resources and Chief Financial Officer of Sun Microsystems, Inc. from January 1998 to July 2000. He has served as Vice President and Chief Financial Officer of

Sun Microsystems, Inc. from February 1994 to January 1998.

James P. Schadt served as interim Chief Executive Officer from November 2000 until January 2001. Mr. Schadt has served as a Director of the Company since August 1998 and was Chairman from August 2000 until March 2001. He has been Vice Chairman since March 2001. Mr. Schadt has been the Chairman of Dailey Capital Management, L.P. since December 1998. From July 1994 until his retirement in August 1997, Mr. Schadt was the Chief Executive Officer of Readers Digest Association, Inc.

Dennis G. Sisco has served as a Director of Mercator since January 1990. Since January 1998, he has been a partner in Behrman Capital, a private equity investment firm. From January 1997 through December 1997, he served as the President of Storm Ridge Capital, a venture capital firm. He also serves as a Director of Gartner Inc. and several private companies.

Mark C. Stevens has served as a Director of Mercator since October 2000. Mr. Stevens has been an independent consultant since August 2001. From January 1999 to August 2001, Mr. Stevens was Executive Vice President, Business Development with At Home Corporation, where he was responsible for leading the company's business and corporate development activities. At Home Corporation filed for bankruptcy protection under Chapter 11 of the Federal bankruptcy laws in November 2001. From June 1990 to January 1999, Mr. Stevens was a partner with the law firm of Fenwick & West.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

BOARD OF DIRECTORS

     The Board of Directors has standing Audit, Compensation and Stock Option Committees. The Board of Directors does not have a nominating committee or a committee performing similar functions, but performs such functions itself.

     During 2001, the Board met 12 times. Diane Baker, who resigned as a director on February 13, 2002, attended less than 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which she was a director and (ii) the total number of meetings of all committees of the Board on which she served during the period for which she was a director; however, she attended all of the meetings of the committees of the Board on which she served during the period for which she was a director.

AUDIT COMMITTEE

     During 2001, only independent Board members comprised the Audit Committee (Ms. Baker and Messrs. Keet and Sisco). The Audit Committee met 5 times during 2001. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by the Company's auditors, reviews the fairness of any proposed transaction between the Company and any officer, director or other affiliate of the Company (other than transactions subject to the review of the Compensation Committee), and after such review, makes recommendations to the full Board; and performs such further functions as may be required by the Nasdaq National Market, on which the Company's Common Stock is listed.

     Ms. Baker resigned from the Board and the Audit Committee in February 2002. Accordingly, in view of the Company's need for an immediate replacement for Ms. Baker and its inability to locate a new Audit Committee member on short notice, and under such limited and exceptional circumstances, the Board appointed Mr. Schadt as interim Chairman of the Audit Committee based on his knowledge and experience in financial matters. Mr. Schadt is not "independent" as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers Marketplace Rules because he was employed by the Company as Chairman of the Board and interim Chief Executive

Officer within the past three years and he received in excess of $60,000 compensation from the Company in 2001. Mr. Schadt acted as interim Chairman of the Audit Committee from February 2002 until April 2002. Messrs. Schadt, Keet and Sisco comprised the Audit Committee that issued the report included in this Proxy Statement. In April 2002, the Board elected Michael E. Lehman as a Director and as Chairman of the Audit Committee to replace Mr. Schadt.

COMPENSATION COMMITTEE

     Messrs. Schadt, Sisco and Stevens comprise the Compensation Committee. During 2001, the Compensation Committee met 6 times. The Compensation Committee recommends compensation for officers and key employees of the Company.

STOCK OPTION COMMITTEE

     On May 17, 2001, the Board of Directors established a Stock Option Committee, comprised of Messrs. Stevens and Sisco, who are independent directors. During 2001, the Stock Option Committee met 3 times. The Stock Option Committee is authorized to administer the Company's equity compensation plans (other than the 1997 Directors Stock Option Plan) including granting stock options and awarding restricted stock and stock bonuses pursuant to such plans. The President and Chief Executive Officer was delegated authority to grant limited stock options to persons who are not subject to Section 16 of the Securities Exchange Act of 1934.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is presently comprised of Messrs. Lehman, Keet and Sisco, all of whom are independent as defined by the National Association of Securities Dealers Marketplace Rules. In 2001, the Audit Committee adopted a written charter which has been approved by the Board of Directors and was set forth as an exhibit to the Company's proxy statement for the 2001 Annual Meeting of Stockholders. That charter is currently in effect. The Audit Committee has fulfilled its responsibilities and duties as set forth in the written charter.

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. KPMG, the Company's independent auditor for 2001, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America.

     The Audit Committee has discussed with KPMG the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented. The Audit Committee has received from KPMG the written disclosures and the letter required by Independence Standards Boards No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the Audit Committee discussed with KPMG that firm's independence. The Audit Committee also considered whether KPMG's provision of non-audit services is compatible with KPMG's independence.

     Based on discussions with management and KPMG, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2001 and that KPMG be appointed independent auditors for the Company for 2002.

     This report is provided by the following directors who constituted the Audit Committee when this report was issued:

                        James P. Schadt, Interim Chairman
                                 Ernest E. Keet
                                 Dennis G. Sisco

Independent Auditors Fees

     In addition to retaining KPMG LLP ("KPMG") to audit the consolidated financial statements for 2001, the Company retained KPMG to provide various non-audit services in 2001, and expects to continue to do so in the future. The aggregate fees billed for professional services by KPMG in 2001 for these various services were:

     Audit Fees: $565,000 for professional services rendered for the audit of the Company's consolidated financial statements for 2001 and the quarterly reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for 2001.

     Financial Information Systems Design and Implementation Fees: $0 (no such services were rendered).

     All Other Fees: $236,000 for tax services including tax return preparation and tax planning, and $55,000 primarily for the audit of the Company's 401(k) benefit plan as well as other accounting advice and assistance.

     Although the Company expects to continue to retain KPMG for audit and other services, the Company's managers are responsible for establishing and maintaining the Company's system of internal accounting controls.

        REPORTS OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE

COMPENSATION COMMITTEE REPORT

     The Company's executive compensation program is administered by the Compensation Committee of the Board (the "Compensation Committee"). The Compensation Committee has three members: James P. Schadt, Chairman, Dennis G. Sisco and Mark C. Stevens. Messrs. Sisco and Stevens are non-employee directors within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and Messrs. Sisco and Stevens are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). None of the members of the Compensation Committee has any interlocking relationships as defined by the Securities and Exchange Commission ("SEC").

GENERAL COMPENSATION PHILOSOPHY

     The Compensation Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Compensation Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and key employees of the Company at or about the beginning of each year. Prior to the formation of the Stock Option Committee, the Compensation Committee administered the Company's equity plans, including the 1997 Equity Incentive Plan and the 1997 Employee Stock Purchase Plan. In addition to their base salaries, the Company's executive officers, including the CEO, and key employees, are each eligible to receive a cash bonus and are entitled to participate in the 1997 Equity Incentive Plan.

     The Company's compensation policy for executive officers, other management and key employees is to relate compensation directly to corporate performance. The Compensation Committee sets the Company's compensation policies applicable to the executive officers, including the CEO, and evaluates the performance of such persons. The Compensation Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and increases in stockholder value and has adopted the following guidelines for compensation decisions:

     Provide a competitive total compensation package that enables the Company to attract and retain key executive talent;

     Align all pay programs with the Company's annual and long-term business strategies and objectives; and

     Provide variable compensation opportunities that are directly linked to the performance of the Company and that link executive reward to stockholder return.

Thus, the Company's compensation policy relates a portion of each individual's total compensation to the Company-wide and individual objectives and profit objectives set forth at the beginning of the year. A designated portion of the compensation of the executive officers and key employees of the Company is contingent on both corporate performance and on the individual's performance as measured against personal objectives.

     The Compensation Committee also believes that it is in the best interests of our stockholders for our executive officers (as well as for the members of the Board of Directors and certain other individuals) to own Company stock.

     The base salaries, incentive compensation and stock option grants of the executive officers are determined by the Compensation Committee in part by reviewing data on prevailing compensation practices in companies with which the Company competes for executive talent, and by their evaluating such information in connection with the Company's corporate goals. To this end, the Compensation Committee compares the compensation of the Company's executive officers and key employees with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation.

2001 EXECUTIVE COMPENSATION

BASE SALARY

     The Compensation Committee intends to compensate our executive officers, including the chief executive officer, competitively within the industry. In order to evaluate Mercator's competitive position in the industry, the Compensation Committee reviews and analyzes the compensation packages, including base salary levels, offered by other software companies, including companies such as SeeBeyond Technology Corporation, Tibco Software Inc., Vitria Technology, Inc., and Webmethods, Inc. With respect to our corporate executive officers, other than the CEO, the Compensation Committee also has considered each executive's scope of responsibility, performance, prior experience and salary history. The Compensation Committee targeted above the mid-market level of the industry competitive base salary range, linking a significant portion of these executives' total compensation to an annual bonus. See "Annual Incentive Awards" below. The Committee also emphasizes longer-term compensation incentives for these executives as it believes that these longer-term incentives help motivate the executives to better achieve the Company's corporate performance goals, thereby more directly contributing to stockholder value.

ANNUAL INCENTIVE AWARDS

     In general, unless covered by an employment agreement, senior level managers of the Company, including executive officers, are eligible to receive an annual bonus based upon (i) the total financial goals of the Company, as determined by the Compensation Committee, and (ii) the employee's achievement of personal and team objectives as determined by the Compensation Committee. The Compensation Committee has the discretion to determine the individuals who are to receive bonuses, the amount of the bonus and the weighting between total Company financial goals versus personal and team objectives when determining an individual's bonus.

LONG-TERM INCENTIVE AWARDS

     As of May 17, 2001, the responsibility for granting of stock option awards was transferred from the Compensation Committee to the Stock Option Committee. Both the Compensation Committee and the Stock Option Committee believe that equity-based compensation in the form of stock options links the interests of management and the Company's stockholders by focusing employees and management on increasing stockholder value. Stock options generally have value only if the price of the Company's stock increases above the fair market value on the grant date and the option grantee remains in the Company's employ for the period required for the shares to vest.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee, together with the Board of Directors, will also subjectively evaluate the level of performance of the CEO to determine current and future appropriate base pay levels. For the CEO, the Compensation Committee has in prior years targeted above the mid-market level of the base salary range determined by its aforementioned competitive analysis, and has given significant emphasis to annual bonus and longer-term incentives for Mr. King's total compensation package. For fiscal year 2001, Mr. King's base salary was $375,000, of which $351,923 was paid in 2001, with additional compensation in the form of long-term compensation awards.

     Mr. King's arrangements were determined in a manner consistent with the factors described above for all executive officers and with available market data as to competitive compensation terms. Mr. King did not participate in any compensation deliberations of the Board or the Compensation Committee with respect to any of his compensation. Mr. Schadt's arrangements were determined in a manner consistent with the factors described above for all executive officers. Mr. Schadt did not participate in any compensation deliberations with respect to any of his compensation.

INTERNAL REVENUE CODE SECTION  162(m) LIMITATION

     In general, under Section 162(m) of the Code, the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Company has considered the limitations on deductions imposed by
Section 162(m) of the Code and it is the Company's present intention, for so long as it is consistent with its overall compensation objective, to structure executive compensation to minimize application of the deduction limitations of
Section 162(m) of the Code.

     This report is provided by the following directors who constitute the Compensation Committee:

                            James P. Schadt, Chairman
                                 Dennis G. Sisco
                                 Mark C. Stevens


EXECUTIVE COMPENSATION

     The following table sets forth compensation paid or awarded for services rendered in all capacities to Mercator and its subsidiaries during 1999, 2000 and 2001 to: (i) persons who served as Mercator's Chief Executive Officer during 2001, (ii) the Company's four other most highly compensated executive officers who were serving as executive officers during 2001, and (iii) two former executive officers of the Company (collectively, (i), (ii) and (iii) are referred to as the "Named Executive Officers"). This information includes base salaries and bonus awards, the dollar values of shares subject to stock options granted and certain other compensation, if any, whether paid or deferred. The Company does not grant stock appreciation rights and has no long-term compensation benefits other than stock options.


SUMMARY COMPENSATION TABLE

                                                                                                     LONG-TERM
                                                                                                   COMPENSATION
                                                                 ANNUAL COMPENSATION                  AWARDS
                                                     ----------------------------------------         ------
                                                                                                    SECURITIES          ALL OTHER
                                                                                 OTHER ANNUAL       UNDERLYING        COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR (1)       SALARY        BONUS (2)     COMPENSATION         OPTIONS              (3)
---------------------------           --------       ------        ---------     -------------        -------              ---
Roy C. King                             2001        $351,923        $   ----        $     ----        1,000,000       $   15,163
   Chairman of the Board,               2000           ----             ----              ----           ----              ----
   Chief Executive Officer and          1999           ----             ----              ----           ----              ----
   President

James P. Schadt                         2001        $111,154 (4)    $   ----        $     ----           33,000       $  103,846
   Chief Executive Officer and          2000          62,308            ----              ----          473,000            ----
   Vice Chairman of the Board           1999            ----            ----              ----            7,500            ----

Kenneth J. Hall                         2001        $126,923        $ 137,500       $     ----          400,000       $      411
  Executive Vice President,             2000           ----             ----              ----           ----              ----
  Chief Financial Officer and           1999           ----             ----              ----           ----              ----
  Treasurer

David S. Linthicum                      2001        $178,077        $   ----        $     ----          350,000       $      685
   Executive Vice President,            2000           ----             ----              ----           ----              ----
   Research and Development             1999           ----             ----              ----           ----              ----
   And Chief Technology
   Officer

David M. Raye                           2001        $189,610        $  30,833       $     ----           27,500       $    4,094
   Senior Vice President,               2000         182,846            ----              ----           40,000            3,089
   Customer Care                        1999         164,999           40,000             ----           25,000            2,704

Mark W. Register                        2001        $181,270        $   7,203       $     ----           30,000       $    ----
   President, International             2000         108,887           86,112             ----           75,000            ----
                                        1999           ----             ----              ----           ----              ----

Richard M. Applegate                    2001        $173,077        $  31,250       $     ----           ----         $  135,286
   Senior Vice President,               2000          32,308(5)         ----              ----          100,000            ----
   Chief Financial Officer              1999           ----             ----              ----           ----              ----
   and Treasurer (7)

Peter E. Jones                          2001        $160,160        $   ----        $     8,176 (6)      ----         $  129,291
   Managing Director and                2000         151,460          151,090            10,905 (6)      75,000            7,573
   President, EMEA (7)                  1999         170,209          163,802            11,648 (6)      58,806            5,945

(1) Mr. King became Chief Executive Officer and President of the Company on January 16, 2001; Mr. Hall became Senior Vice President, Chief Financial Officer and Treasurer on July 9, 2001; and Mr. Linthicum became Senior Vice President, Research and Development, and Chief Technology Officer on March 14, 2001. The amounts shown in the table for 2001 with respect to Messrs. King, Hall and Linthicum are payments from such dates.
(2)  Bonus amounts are reported in the year paid.

(3) The following amounts are included in the above table for 2001: The portion of Company matching 401(k) contributions for Mr. King $5,481; Mr. Raye $3,243, $3,089 and $2,704 for 2001, 2000 and 1999, respectively; Mr.
     Applegate $1,154. Severance for Mr. Schadt $103,846; Mr. Applegate $133,846; Mr. Jones $108,850. Life insurance and disability insurance premiums paid by the Company for Mr. King $9,682; Mr. Hall $411; Mr. Linthicum $685; Mr. Raye $851; Mr. Applegate $286. Payments by the Company to Mr. Jones for local (UK) pension benefits of $20,441, $7,573 and $5,945 for 2001, 2000 and 1999, respectively. Such payments are not part of a defined contribution plan.
(4) Includes $30,500 representing Director's fees paid to Mr. Schadt while he was not an employee.
(5) The Company paid an additional $200,595 to IMCOR, which supplied the services of Mr. Applegate from August 2000 to November 2000. The $32,308 represents salary paid direct to Mr. Applegate for employment in November and December 2000.
(6)  Represents the car allowance paid by the Company.
(7)  Mr. Applegate served until July 2001 and Mr. Jones served until October
     2001.



STOCK OPTION COMMITTEE REPORT

     In 2001, stock options were granted in accordance with the Company's 1997 Equity Incentive Plan to certain executive officers and key employees as incentives for them to become employees or to aid in their retention and to align their interests with those of the stockholders. Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, in certain cases, to achieve equity within a peer group. The Stock Option Committee may grant stock options to retain executive officers and key employees, to strive to increase the value of the Company's Common Stock. The number of shares subject to each stock option granted is within the discretion of the Stock Option Committee and is based on anticipated future contribution and ability to impact the Company's results, past performance or consistency within the grantee's peer group. In 2001, the Stock Option Committee considered these factors, as well as the number of unvested option shares held by the grantee as of the date of grant. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant.

     This report is provided by the following directors who constitute the Stock Option Committee:

                            Mark C. Stevens, Chairman
                                 Dennis G. Sisco



OPTION GRANTS IN 2001

     The following table sets forth information regarding option grants during 2001 pursuant to the Company's 1997 Equity Incentive Plan to each of the Named Executive Officers. In accordance with the rules of the SEC, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term, as required by applicable SEC rules. They do not represent the Company's estimate or projection of future Common Stock price or value.


                                                                                               POTENTIAL REALIZABLE
                                               PERCENTAGE                                        VALUE AT ASSUMED
                               NUMBER OF        OF TOTAL                                          ANNUAL RATES OF
                               SECURITIES        OPTIONS                                            STOCK PRICE
                               UNDERLYING      GRANTED TO       EXERCISE                           APPRECIATION
                                OPTIONS         EMPLOYEES      PRICE PER      EXPIRATION        FOR OPTION TERM (2)
NAME                          GRANTED (1)        IN 2001         SHARE           DATE            5%            10%
------------------------------------------------------------------------------------------------------------------------
Roy C. King                     250,000 (3)       5.1%           $  9.188      1/16/11         $1,444,571    $3,660,826
                                750,000 (4)      15.3%               2.78      5/17/11          1,311,245     3,322,953

James P. Schadt                  33,000 (5)        .7%           $   2.04      8/15/11         $   42,337    $  107,290

Kenneth J. Hall                 400,000 (6)       8.1%           $   2.29       7/9/11         $  576,067    $1,459,868

David S. Linthicum              100,000 (7)       2.0%           $   2.03      7/16/11         $  127,666    $  323,530
                                250,000 (8)       5.1%              4.375      3/14/11            687,854     1,743,156

David M. Raye                    27,500 (7)        .6%           $   1.15      9/26/11         $   19,889    $   50,402

Mark W. Register                 30,000 (7)        .6%           $   1.15      9/26/11         $   21,697    $   54,984

Richard M. Applegate              ----            ----              ----         ----            ----           ----

Peter E. Jones                    ----            ----              ----         ----            ----           ----

(1) The options shown in the table were granted at fair market value, are incentive stock options (to the extent permitted under the Internal Revenue Code of 1986, as amended (the "Code")) and will expire ten years from the date of grant, subject to earlier termination upon termination of the optionee's employment.
(2) Potential realizable values are calculated based on the fair market value of the Company's Common Stock at the date of grant minus the exercise price.
(3)  These options vest 100% on date of grant.
(4)  These options vest 33% on date of grant and 8.33% each quarter thereafter.
(5)  These options vest 100% after 1 year.
(6) These options vest 25% on date of grant and the remaining quarterly thereafter for 4 years.
(7) These options vest 25% after 1 year and 75% quarterly thereafter for 3 years.
(8) These options vest 25% after 6 months and 75% quarterly thereafter for 42 months.



AGGREGATE OPTION EXERCISES IN 2001 AND YEAR-END VALUES

     There were no option exercises by the Named Executive Officers during 2001. The following table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2001 and indicates values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $8.36 per share, which was the closing price of Mercator's Common Stock as reported on the Nasdaq National Market on December 31, 2001, the last day of trading for 2001. These values may not be realized.


                                                     NUMBER OF SECURITIES UNDERLYING             VALUE OF UNEXERCISED
                           SHARES                          UNEXERCISED OPTIONS                   IN-THE-MONEY OPTIONS
                        ACQUIRED ON     VALUE                       AT YEAR-END                       AT YEAR-END
        NAME              EXERCISE    REALIZED       EXERCISABLE       UNEXERCISABLE       EXERCISABLE          UNEXERCISABLE
        ----              --------    --------       -----------       -------------       -----------          -------------


Roy C. King                 ----         ----           250,000           750,000          $      ----          $   4,185,000

James P. Schadt             ----         ----           503,000            40,500              747,750                208,560

Kenneth J. Hall             ----         ----           121,430           278,570              737,080              1,690,920

David S. Linthicum          ----         ----           105,580           244,420              490,352              1,138,898

David M. Raye               ----         ----            60,250            72,500              219,445                209,588

Mark W. Register            ----         ----            25,000            80,000               72,369                309,769

Richard M. Applegate        ----         ----              ----              ----                 ----                   ----

Peter E. Jones              ----         ----            60,645             2,500              144,962                   ----


                       COMPENSATION AND OTHER INFORMATION
                   CONCERNING EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE OFFICERS

NAME                       AGE              POSITION IN THE COMPANY
----                       ---              -----------------------
Roy C. King                48               Chairman Chief Executive Officer and President
James P. Schadt            63               Vice Chairman
Jill M. Donohoe            32               Senior Vice President,  Global Alliances and Corporate Development
Robert J. Farrell          38               President, Americas
Eileen M. Garry            40               Senior Vice President and Chief Marketing Officer
Kenneth J. Hall            44               Executive Vice President, Chief Financial Officer and Treasurer
Gerald E. Klein            53               Vice President, Americas, General Counsel and Secretary
David S. Linthicum         39               Executive Vice President, Research and Development, and Chief
                                            Technology Officer
Gregory G. O'Brien         54               Senior Vice President, Human Resources
David M. Raye              40               Senior Vice President, Customer Care
Mark W. Register           39               President, International
Ronald R. Smith            55               Senior Vice President and Chief Administrative Officer
Michael E. Wheeler         43               Executive Vice President, Industry Solutions and Services


Roy C. King was elected Chief Executive Officer, President and a Director in January 2001 and Chairman of the Board in March 2001. Mr. King brings many years of technology and general management experience to the Company. Prior to joining Mercator, Mr. King spent 7 years at IBM, lastly serving as its General Manager, Consulting and Integration Services, Europe, Middle East and Africa.

James P. Schadt served as interim Chief Executive Officer from November 2000 until January 2001. Mr. Schadt has served as a Director of the Company since August 1998 and was Chairman from August 2000 until March 2001. He has been Vice Chairman since March 2001. Mr. Schadt has been the Chairman of Dailey Capital Management, L.P. since December 1998. From July 1994 until his retirement in August 1997, Mr. Schadt was the Chief Executive Officer of Readers Digest Association, Inc.

Jill M. Donohoe has been Senior Vice President, Global Alliances and Corporate Development since October 2001. From June 2000 to October 2001, Ms. Donohoe was Vice President, Business Development and Client Management at the investment banking firm MAST Services, LLC. From 1999 to June 2000, she was Executive Vice President, Business Development at Rxcentric, Inc., a Marcomm Company, an information technology services company. From 1998 to 1999, she was Vice President, Global Client Partners of iXL, an information technology services company. From 1997 to 1998, Ms. Donohoe was Senior Director of Business Development at Larry Miller Productions, a Marcomm services company that was acquired by iXL. From 1997 to 1998, she was Regional Director of Business Development at Touch Screen Media. From 1995 to 1997, she was Director, Business Development at Convergent Media Systems.

Robert J. Farrell has been President, Americas since July 2001. From December 1999 to April 2001, Mr. Farrell was the Chief Operating Officer at LeadingSide, Inc., a software solutions company. LeadingSide, Inc. filed for bankruptcy protection under Chapter 7 of the Federal bankruptcy laws in April 2001. From July 1996 to December 1999, he was Executive Vice President, Operations at Computer Horizons Corporation, an integration and software services company.

Eileen M. Garry has been Senior Vice President and Chief Marketing Officer since July 2001. From July 1987 to July 2001, Ms. Garry worked in various marketing positions at Hyperion Software, a solutions software company, including Vice President, General Manager (January 2000 to July 2001), Vice President, Product Manager (July 1998 to January 2000), Senior Director, Corporate Development (January 1997 to June 1998), Senior Director, Product Marketing (September 1994 to January 1997) and Manager, Senior Manager, Director of Product Management (July 1987 to August 1994).

Kenneth J. Hall became Senior Vice President, Chief Financial Officer and Treasurer in July 2001. In December 2001, he was promoted to his current position of Executive Vice President, Chief Financial Officer and Treasurer. From 1999 to 2000, Mr. Hall was Executive Vice President and Chief Financial Officer at Onsite Access, Inc., a broadband communications provider. From 1997 to 1998 he was Senior Vice President, Chief Financial Officer and Treasurer of Icon CMT Corp., an applications development and internet services provider, until its acquisition by Qwest Communications International, Inc. From 1998 to 1999, he was Senior Vice President, Chief Financial Officer and Treasurer at Qwest Internet Solutions, Inc., a wholly-owned subsidiary of Qwest Communications International, Inc. From 1996 to 1997, Mr. Hall was Chief Financial Officer at Systemax, Inc., a marketer of computer and computer related products. From 1990 to 1995, he was Vice President, Finance and Administration and Chief Financial Officer of National Football League Properties.

Gerald E. Klein has been General Counsel and Secretary since August 2000 and Vice President, Americas since May 2001. For 7 years prior thereto, Mr. Klein was Purchasing and Credit Counsel at Union Carbide Corporation.

David S. Linthicum became Senior Vice President, Software Development and Chief Technology Officer in March 2001. In December 2001, he was promoted to his current position of Executive Vice President, Research and Development and Chief Technology Officer. From December 1997 to February 2001, Mr. Linthicum was Chief Technology Officer of SAGA Software, Inc. Before joining SAGA Software, Mr. Linthicum was Senior Manager at AT&T Solutions from 1996 to 1997.

Gregory G. O'Brien has been Senior Vice President, Human Resources since August 2001. From 1996 to May 2001, he was Vice President, Operations at CSK Corporation, an integration software company. From 1990 to 1996, Mr. O'Brien was Vice President, Human Resources and Administration at Micrognosis, Inc., a system solutions company.

David M. Raye, who has been with the Company since 1991, was promoted to his current position of Senior Vice President, Customer Care in May 2001. From June 1994 to May 2001 he was General Manager and Vice President of Operations.

Mark W. Register became Vice President, Asia Pacific in June 2000. He was promoted to President, Asia Pacific in January 2001, and was promoted to President, International in October 2001. He was Vice President, Application Services of Computer Services Company, an information technology services company, from January 2000 to June 2000. Prior to Computer Services Company, he was General Manager, Systems Integration and Managed Services at GE Capital, IT Solutions from April 1994 to January 2000.

Ronald R. Smith served as an operations consultant for Mercator since February 2001 and he became Mercator's Vice President, Global Operations in June 2001. In January 2002, he was promoted to Senior Vice President and Chief Administrative Officer. From March 2000 until February 2001, Mr. Smith taught leadership development at Northwood University, Florida. From January 1995 to March 2000, Mr. Smith was a Business Operations Manager at IBM Corp.

Michael E. Wheeler became the Company's Senior Vice President, Worldwide Product Intensive Enterprises in October 2001. He was promoted to his current position of Executive Vice President, Industry Solutions and Services in December 2001. From January 1999 to October 2001, he was a Vice President in the services division of IBM. From January 1993 to January 1999, he was Managing Principal in the consulting division of IBM.

COMPENSATION AGREEMENTS

     The Company has entered into agreements with the Named Executive Officers as described below:

     Mr. King's agreement provides for an annual base salary of $375,000 and an option grant to purchase an aggregate of 1,000,000 shares of Common Stock, 250,000 shares of which were granted upon commencement of employment and 750,000 shares of which were issued on May 17, 2001. Mr. King currently receives an annual base salary of $400,000. The term of the agreement is five years commencing January 16, 2001. Mr. King shall be eligible to receive an operational bonus equal to 100% of his base salary for each calendar year upon achievement of certain profit and revenue targets. Mr. King is also eligible to receive a special bonus equal to 100% of his base salary for each calendar year upon achievement of extraordinary performance thresholds. As a condition to receive the special bonus, Mr. King must achieve the minimum performance under the operational bonus. If Mr. King is terminated for cause, he will be entitled to receive his base salary through his termination date and any options granted hereunder shall immediately expire. If Mr. King is terminated without cause, he will be entitled to receive unpaid salary through the termination date, severance compensation of 18 months base salary, a bonus amount equal to his operational bonus pro rated through the termination date, a bonus equal to 150% of his annual operational bonus payable during the 18 month severance period and 18 months of continued eligible benefits. Upon any such termination, stock options already vested shall remain vested and exercisable for the remainder of their originally stated term up to the maximum extension permitted by the 1997 Equity Incentive Plan, and any options to become vested within 18 months of the termination date shall vest and remain vested and exercisable for the remainder of their originally stated terms up to the maximum extension permitted by such Plan. Mr. King has the right to terminate the agreement for significant diminution of his duties, a reduction in base salary, loss of any material compensation or benefit plan or arrangement, relocation by Mercator, or failure of a successor to assume the agreement. Upon a change of control, as defined in the agreement, Mr. King shall receive the same benefits as if terminated without cause, however, the period specified as 18 months shall be 3 years. Also, upon a change of control, 50% of Mr. King's outstanding unvested stock options will vest and become immediately exercisable.

     Mr. Schadt had an agreement with the Company providing for his employment, which terminated as of May 31, 2001. Mr. Schadt is being paid severance of 12 months salary and benefits pursuant to that agreement. He remains Vice Chairman of the Board.

     Mr. Hall's agreement provides for an annual base salary of $275,000 and an option grant to purchase an aggregate of 400,000 shares of Common Stock. Mr. Hall currently receives an annual base salary of $300,000. Upon a change of control, as defined in the agreement, 50% of the outstanding unvested stock options will vest and become immediately exercisable and, if he is terminated within one year of such change of control, he will receive eighteen months of his then base salary, a bonus of 150% of his annual base salary and eighteen months of continued eligible benefits and other executive perquisites. For 2001, Mr. Hall was guaranteed to receive a bonus of no less than 100% of his base salary prorated from July 1, 2001. $75,000 of the bonus was paid at his hire date with the balance paid in December 2001. Mr. Hall is eligible for a target bonus of 100% up to 300% of his base salary upon meeting certain corporate performance and goals. If there has not been a change in control and if Mr. Hall is terminated for any reason other than for cause, he will receive twelve months' salary plus a bonus at 100% of his then base salary, and twelve months of continued eligible benefits and other executive perquisites. Mr. Hall is entitled to receive term life insurance valued at $1,000,000 paid by the Company.

     Mr. Linthicum's agreement provides for an annual base salary of $200,000 and an option grant to purchase an aggregate of 250,000 shares of Common Stock. Mr. Linthicum currently receives an annual base salary of $275,000. Upon a change of control, options to be vested within twelve months of such change of control will immediately vest. He is eligible for a bonus of 100% of his base salary upon meeting certain corporate performance and goals. In addition to the target bonus, he is eligible to receive an additional bonus of up to $200,000 based upon superior performance of the entire Company. If Mr. Linthicum is terminated for any reason other than for cause, he will receive twelve months' salary and medical insurance and other executive perquisites. Mr. Linthicum is entitled to receive term life insurance in the amount of $1,000,000 paid by the Company.

     Mr. Register's agreement provides for an annual base salary of $225,000. He is eligible to receive a bonus of 100% of base salary based upon meeting corporate and international results. Mr. Register is on a two-year assignment in Germany and as such will receive paid benefits including housing, education for family members, relocation expenses and certain tax equalization payments. In the event of Mr. Register's involuntary termination before the completion of this assignment for reasons other than cause, or resulting from a change in control, he will be paid severance equal to twelve month's base salary and receive certain relocation benefits.

     Mr. Applegate's agreement provided for an annual base salary of $300,000. He received an option grant to purchase an aggregate of 100,000 shares of Common Stock. Mr. Applegate left the Company on July 12, 2001 and is being paid severance equal to nine months' salary and a prorated bonus.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Schadt, a member of the Company's Compensation Committee, was an officer of the Company from November 2000 to May 2001, and was interim Chairman and Chief Executive Officer of the Company.

DIRECTOR COMPENSATION

     The Company reimburses its Directors for reasonable expenses associated with their attendance at Board meetings. Directors who are not employees also receive cash compensation as follows: (a) an annual retainer of $15,000, (b) $1,500 per board meeting attended, and (c) $500 per committee meeting attended. Directors are eligible to participate in the Company's 1997 Equity Incentive Plan (the "1997 Plan"). During 2001, the following stock options to purchase shares of the Company's Common Stock were granted to non-employee directors under the 1997 Plan: Diane Baker (a former Director) received two option grants to purchase a total of 13,000 shares; Constance Galley received an option grant to purchase 50,000 shares; Ernest Keet received two option grants to purchase a total of 30,000 shares; Richard Little (a former Director) received two option grants to purchase a total of 30,000 shares; James Schadt received three option grants to purchase a total of 33,000 shares; Dennis Sisco received two option grants to purchase a total of 30,000 shares; and Mark Stevens received two option grants to purchase a total of 13,000 shares. All of the options had an exercise price of $2.04 per share. Upon appointment to the Board of Directors and the Audit Committee on April 12, 2002, Mr. Lehman received two option grants to purchase a total of 70,000 shares at an exercise price set at the fair market value of the Common Stock at the close of business on April 12, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In December 2000, the Company entered into a license agreement with Harvard Pilgrim Health Care ("Harvard Pilgrim"). The license fees of $495,000 and maintenance fees of $84,150 charged to Harvard Pilgrim are comparable to the Company's regular charges to its unaffiliated customers. The chief executive officer of Harvard Pilgrim is Mr. Schadt's son-in-law.

CHANGE IN CONTROL PLAN

     In December 2001, the Compensation Committee of the Board adopted a change of control protection plan. Such plan provides that, upon a change of control as defined in the plan, (a) the Chief Executive Officer, Chief Financial Officer and Chief Technology Officer will receive (i) full acceleration of unvested options, and (ii) in the event of constructive termination, as defined below, within one year of the change in control, pro-ration of year-to-date annual bonus, eighteen months severance (salary and target bonus) and continued benefits for eighteen months (pursuant to his employment agreement, the Chief Executive Officer will receive three years severance (salary and target bonus) and benefits); (b) Senior Vice Presidents, and certain Vice Presidents selected by the Chief Executive Officer, will receive (i) 50% acceleration of unvested stock options, and (ii) if constructively terminated within one year of the change of control, full acceleration of unvested stock options, pro-ration of year to date annual bonus, 12 months severance (salary and target bonus) and benefits; (c) other employees will receive (i) one year acceleration of unvested stock options, and (ii) if constructively terminated within six months, full acceleration of unvested stock options. "Constructive Termination" is defined as the occurrence of any of the following, without employee's written consent: (i) a significant diminution of, or the assignment to the employee of any duties inconsistent with the employee's title, status, duties or responsibilities, (ii) a reduction in annual base salary as the same may be increased from time to time, target bonus or fringe benefit which by itself or in the aggregate is material to employee's compensation, (iii) the relocation of employee's office more than fifty miles from the employee's current location, or (iv) the failure to obtain the written assumption of employee's Employment Agreement by any successor to all or substantially all of the Company's assets or business within thirty days after a merger, consolidation, sale or a change of control.

COMPANY STOCK PRICE PERFORMANCE

     The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

     The graph below compares the cumulative total stockholder return on the Common Stock of the Company from July 3, 1997 to December 31, 2001 with the cumulative total return on the Nasdaq Stock Market--U.S. Index and the J.P. Morgan H&Q Index ("H&Q Index") over the same period (assuming the investment of $100 in the Common Stock of Company and in each of the other indices on July 3, 1997, and reinvestment of all dividends, if any). The Company used the H&Q Index as its published line of business index in preparing this performance graph.

                              [PERFORMANCE GRAPH]

                                                             Cumulative Total Return
                                      -------------------------------------------------------------------------
                                          7/3/97       12/97        12/98       12/99       12/00        12/01

MERCATOR SOFTWARE, INC.                   100.00      105.56       531.94     1258.33      119.44       185.78
NASDAQ STOCK MARKET (U.S.)                100.00      107.58       151.68      281.87      169.54       134.53
JP MORGAN H & Q COMPUTER SOFTWARE         100.00      109.20       142.66      324.58      242.67       158.77

 PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO THE COMPANY'S 1997 EQUITY INCENTIVE
 ------------------------------------------------------------------------------
           PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE
           -----------------------------------------------------------


     Stockholders are being asked to approve an amendment to the Company's 1997 Equity Incentive Plan (the "1997 Plan"), providing for increases in the number of shares of Common Stock reserved for issuance under such Plan (i) on May 14, 2002 (or any later date to which the 2002 Annual Meeting of Stockholders may be adjourned) by 2,500,000 shares of Common Stock and (ii) on January 1, 2003 by the lesser of (a) 7.5% of the number of shares of Common Stock outstanding on the close of business immediately preceding January 1, 2003, or (b) 3,000,000 shares, and to ratify the 1997 Plan as amended. The Company had 33,824,000 shares outstanding as of the Record Date.

     A copy of the 1997 Plan (including prior amendments) is attached to this Proxy Statement as Appendix A.

     If Proposal No. 2 is approved, the 1997 Plan language will be amended as shown below (additions marked with underscoring, deletions marked with strikethrough).

                  "2.      SHARES SUBJECT TO THE PLAN.
                           --------------------------

                           2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections
     2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to Awards made under this Plan will be 12,200,000 Shares until December 31, 2002. On January 1, 2003, the total number of Shares reserved and available for grant and issuance pursuant to Awards made under this Plan will be increased by the lesser of (a) 7.5% of the number of Shares outstanding on the close of business immediately preceding January 1, 2003, or (b) 3,000,000 Shares. Subject to Sections 2.2 and 18, Shares will again be available for grant and issuance in connection with future Awards under the Plan if the shares: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued. Any authorized shares not issued or subject to outstanding grants under the Company's 1993 Stock Option Plan (the "Prior Plan") on the Effective Date (as defined below) and any shares that: (a) are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full or (b) are subject to an option granted pursuant to the Prior Plan but are forfeited or are repurchased by the Company at the original issue price; will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. No Participant may receive (a) Restricted Stock Awards, (b) Stock Bonus Awards, or (c) Options with an Exercise Price below Fair Market Value for more than 150,000 Shares over the term of the Plan, and the sum of such awards issued under this Plan may not exceed 300,000 Shares in the aggregate over the term of the Plan."

The following is a summary of the principal features of the 1997 Plan.

     1997 PLAN HISTORY. In May 1997, the Board adopted and the stockholders of the Company approved the 1997 Plan and reserved 2,250,000 shares of Common Stock for issuance thereunder. The purpose of the 1997 Plan is to offer eligible persons an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses. On March 26, 1999, stockholders approved an increase of 2,500,000 shares to an aggregate of 4,750,000 shares. On June 19, 2000, stockholders approved an increase of 1,950,000 shares to an aggregate of 6,700,000 shares. On May 17, 2001, the stockholders approved an increase of 3,000,000 shares to an aggregate of 9,700,000 shares. By an offer to exchange in September 2001, which expired in

October 2001, the Company offered to employees (other than executive officers) the opportunity to exchange outstanding unexercised options for potentially lower-priced options on a two-for-one basis. The Company accepted for cancellation options covering an aggregate of 1,100,062 shares of the Company's Common Stock. The Company will grant and issue new options to purchase an aggregate of 550,016 shares of the Company's Common Stock on or about April 23, 2002, at an exercise price equal to fair market value of the Common Stock on the date of grant.

     The Board believes that the proposed increase in the number of shares reserved for issuance under the 1997 Plan is in the best interests of the Company and its stockholders because of the need to provide stock options to attract and retain quality employees and remain competitive in the industry. The granting of equity incentives under the 1997 Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability. The size of the market in which the Company competes and the shortage of qualified personnel make equity compensation key to the Company's continued growth. Through the Company's stock option plan, many salaried employees receive stock options as part of their compensation package. In addition, due in large part to the grant of stock options, the Company has successfully recruited technically experienced individuals, including engineers needed to maintain technological leadership through its introduction of new products. The Board of Directors believes that the proposed increase in shares reserved for issuance under the 1997 Plan will give the Company a sufficient number of shares for the foreseeable future to provide equity incentives to attract and retain employees.

     While the Board of Directors has considered the potential dilutive effect of option grants, it also recognizes the performance and motivational benefits of equity compensation and believes that the proposed increase in available options is consistent with the compensatory practices of high technology companies in its peer group. All of the Company's option grants under the 1997 Plan have been made at the Company's fair market value at the time of grant. Furthermore, since the Company typically grants options that become exercisable over a four-year period, employees must remain with the Company for long periods in order to reap the full potential benefits of their option grants.

     Below is a summary of the principal provisions of the 1997 Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the 1997 Plan, attached as Appendix A.

     NUMBER OF SHARES SUBJECT TO THE 1997 PLAN. The stock subject to issuance under the 1997 Plan consists of shares of the Company's authorized but unissued Common Stock. Proposal No. 2 seeks to increase the number of shares of Common Stock reserved for issuance thereunder by 2,500,000 shares on May 14, 2002 (or any later date to which the 2002 Annual Meeting of Stockholders may be adjourned) and on January 1, 2003 by the lesser of (a) 7.5% of the number of shares of Common Stock outstanding on the close of business immediately preceding January 1, 2003, or (b) 3,000,000 shares. The total number of shares of Common Stock presently reserved for issuance under the 1997 Plan is 9,700,000 shares. Any shares of Common Stock that (a) are subject to an option granted pursuant to the 1997 Plan that expire or terminate for any reason without being exercised; (b) are subject to an award granted pursuant to the 1997 Plan that are forfeited or are repurchased by the Company at the original issue price; or
(c) are subject to an award granted pursuant to the 1997 Plan that otherwise terminate without shares being issued, will again become available for grant and issuance pursuant to awards under the 1997 Plan. In addition to the 9,700,000 shares, any shares remaining unissued under the Company's 1993 Stock Option Plan (the "Prior Plan") on the effective date of the 1997 Plan, and any shares that are (a) issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full; (b) are subject to an award granted pursuant to the Prior Plan but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an award granted pursuant to the Prior Plan that otherwise terminate without the shares being issued will no longer be available for grant under the Prior Plan but shall be available for grant and issuance under the 1997 Plan. Such number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

     ELIGIBILITY. Employees, officers, directors, and certain consultants, independent contractors and advisors of the Company (and of any parent company or subsidiary) are eligible to receive awards under the 1997 Plan (the "Participants"). No Participant is eligible to receive more than 300,000 shares of Common Stock in any calendar year under the 1997 Plan, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 1,000,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of April 8, 2002, 508 persons were participating in the 1997 Plan, 736,460 shares had been issued upon exercise of options granted under the 1997 Plan and 7,868,969 shares were subject to outstanding options. As of that date, 1,580,199 shares were available for future grants, after taking into account all available shares from the Prior Plan. The closing price of the Company's Common Stock on the Nasdaq National Market on April 8, 2002 was $4.02 per share.

     ADMINISTRATION. The 1997 Plan is administered by the Stock Option Committee (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of Dennis Sisco and Mark Stevens. Messrs. Sisco and Stevens are "non-employee directors," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are "outside directors," as defined pursuant to Section 162(m) of the Code.

     Subject to the terms of the 1997 Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award, and the terms and conditions of such awards. The Committee also has the authority to construe and interpret any of the provisions of the 1997 Plan or any awards granted thereunder.

     STOCK OPTIONS. The 1997 Plan permits the granting of options that are either Incentive Stock Options ("ISOs") or Non-Qualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company. The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the 1997 Plan) of a share of Common Stock at the time the ISO is granted. In the case of an ISO granted to a stockholder owning 10% or more of the Company's stock, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant.

     The maximum term of options granted under the 1997 Plan is ten years, unless the option is an ISO granted to a stockholder owning 10% or more of the Company's stock, in which case the maximum term is five years. Options granted under the 1997 Plan may be transferred by the optionee to (i) one or more members of his/her immediate family (including the optionee's spouse and lineal descendants and spouses of lineal descendants); (ii) trusts for the benefit of the optionee and/or any person referred to in clause (i); (iii) entities wholly-owned by the optionee and/or any persons or trusts referred to in clauses
(i) and (ii); or (iv) charitable organizations. Options granted under the 1997 Plan generally expire three months after termination of the optionee's service to the Company or a parent or subsidiary of the Company, except in the case of death or disability, in which case the options generally may be exercised up to 12 months following the date of death or disability.

     RESTRICTED STOCK AND STOCK BONUS AWARDS. The Committee may grant Participants restricted stock awards to purchase stock and stock bonus awards for services rendered to the Company either in addition to, or in tandem with, other awards under the 1997 Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for common stock sold pursuant to restricted stock awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award (and in the case of an award granted to a 10% stockholder, the purchase price shall be 100% of fair market value).

     LIMIT ON CERTAIN AWARDS. Restricted stock awards, stock bonus awards, or options that are granted below 100% of fair market value are limited under the 1997 Plan. A consultant, independent contractor or advisor that renders bona fide services to the Company not in connection with the offer and sale of securities in a capital-raising transaction (an "Eligible Service Provider") may receive no more than 150,000 shares of each such award under the

1997 Plan and no more than 300,000 shares in the aggregate may be issued pursuant to such awards for the term of the 1997 Plan.

     MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL. In the event of a merger, consolidation, or certain other change of control transactions, any outstanding stock option, restricted stock and stock bonus awards will accelerate by one-year's vesting or such additional acceleration of vesting as the Committee in its discretion may decide, and may be assumed or replaced by the successor corporation. In lieu of such assumption or replacement, but in addition to the one-year's additional vesting or such additional acceleration of vesting, the successor corporation may substitute equivalent awards or provide substantially similar consideration to Eligible Service Providers as is provided to stockholders.

     AMENDMENT OF THE 1997 PLAN. The Board may at any time terminate or amend the 1997 Plan, including amending any form of award agreement or instrument to be executed pursuant to the 1997 Plan. However, the Board may not amend, without stockholder approval, the 1997 Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or pursuant to the Exchange Act or Rule 16b-3 or any successor rule promulgated thereunder.

     TERM OF THE 1997 PLAN. Unless terminated earlier as provided in the 1997 Plan, the 1997 Plan will expire in May 2007, ten years from the date the 1997 Plan was adopted by the Board.

OPTIONS GRANTED UNDER THE 1997 PLAN SINCE ITS INCEPTION

     The following table sets forth as of March 31, 2002 all options granted under the 1997 Plan since its inception to (i) each of the Named Executive Officers, (ii) all current executive officers of the Company as a group, (iii) all current directors who are not executive officers as a group, and (iv) all employees who are not executive officers or directors of the Company as a group. Non-employee directors of the Company are eligible to receive options under the 1997 Plan. Future awards are at the discretion of the Stock Option Committee.

                                                          NUMBER OF SHARES
NAME AND PRINCIPAL POSITION                           REPRESENTED BY OPTIONS
---------------------------                           ----------------------

Roy C. King                                                  1,300,000
Chairman, Chief Executive Officer and President

James P. Schadt                                                483,000
Vice Chairman

Kenneth J. Hall                                                520,000
Executive Vice President,
Chief Financial Officer and Treasurer

David S. Linthicum                                             450,000
Executive Vice President, Research and Development and Chief Technology Officer

David M. Raye                                                  146,500
Senior Vice President, Customer Care

Mark W. Register                                               200,000
President, International

Richard Applegate                                              100,000
Former Senior Vice President, Chief Financial Officer and Treasurer

Peter Jones                                                    133,806
Former Managing Director and President, EMEA

All Current Executive Officers                               4,111,500

All Current Directors who are not Executive Officers           801,000

All Employees who are not Executive Officers                 9,582,184



     U.S. FEDERAL INCOME TAX INFORMATION

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE 1997 PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 1997 PLAN.

     INCENTIVE STOCK OPTIONS. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax as described below). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, then the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

     If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then any gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income to the Participant. Any additional gain will be treated as capital gain, taxed at a rate that depends upon the length of time the ISO Shares were held by the Participant.

     ALTERNATIVE MINIMUM TAX. In addition to the tax consequences described above, the exercise of an ISO may result in additional tax liability to the optionee under the alternative minimum tax rules. The Code provides that an alternative minimum tax (at a maximum rate of 28%) will be applied against a taxable base, which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer that pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

     NON-QUALIFIED STOCK OPTIONS. A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

     RESTRICTED STOCK AND STOCK BONUS AWARDS. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that make the stock nontransferable and subject to a substantial risk of forfeiture, in which case the restricted stock or stock bonus award will be subject to tax at the time the stock first becomes transferable or is no longer subject to a substantial risk of forfeiture (unless the Participant makes the election described below) based on the fair market value of the stock at that time. Any dividends received on the stock before that time will be treated as compensation income for federal income tax purposes. A Participant who receives stock that is nontransferable and subject to a substantial risk of forfeiture can make an election within thirty days of the date of transfer of the stock to have the restricted stock or stock bonus award be subject to tax at the time of transfer based on the fair market value of the stock at that time. If the Participant makes such an election, any dividends received on the stock will be treated as dividends for federal income tax purposes. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs. The Participant's basis in the stock will be its fair market value at the time the tax is incurred, and the Participant's holding period for capital gain treatment on a subsequent disposition of the stock will begin at the time the tax is incurred.

     MAXIMUM TAX RATES. The maximum tax rate applicable to ordinary income is 38.6%, declining gradually to 35% by 2006. Long-term capital gain will be taxed at a maximum rate of 20%. For this purpose, in order to receive long-term capital gain treatment, the shares must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

     TAX TREATMENT OF THE COMPANY. The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares. The Company will be entitled to a deduction with respect to dividends paid on restricted stock prior to the time tax is incurred by the Participant with respect to such stock.

     ERISA. The 1997 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

     NEW PLAN BENEFITS. The amounts of future option grants under the 1997 Plan are not determinable because, under the terms of the 1997 Plan, such grants are made at the discretion of the Committee. Future option exercise prices are not determinable because they are based upon fair market value of the Company's Common Stock on the date of grant.

     The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the proposal is required to approve the proposed amendment to the 1997 Equity Incentive Plan.

         THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY'S
      1997 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED
                                  FOR ISSUANCE.

             PROPOSAL NO. 3 - APPROVAL OF AMENDMENT TO THE COMPANY'S
             -------------------------------------------------------
                  1997 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE
                  ---------------------------------------------
                   THE NUMBER OF SHARES RESERVED FOR ISSUANCE
                   ------------------------------------------

     Stockholders are being asked to approve an amendment to the Company's 1997 Employee Stock Purchase Plan (the "ESPP"), providing for an annual increase in the number of shares of Common Stock reserved for issuance under such Plan so that on May 14, 2002 (or any later date to which the 2002 Annual Meeting of Stockholders may be adjourned) and on each January 1 thereafter there are 1,500,000 shares of Common Stock reserved for issuance under such Plan (or such lesser number of shares as may be determined by the Board of Directors).

     The Company believes that the ESPP is important in attracting and retaining employees in a competitive labor market, which is essential to the Company's long-term growth and success. Accordingly, the Company believes that the amendment to increase the number of shares of Common Stock reserved for issuance under the ESPP is necessary to ensure that a sufficient reserve of Common Stock is available under the ESPP.

     A copy of the ESPP (including prior amendments) is attached to this Proxy Statement as Appendix B.

     If Proposal No. 3 is approved, the ESPP language will be amended as shown below (additions marked with underscoring, deletions marked with strikethrough).

                  "1. ESTABLISHMENT OF PLAN. Mercator Software, Inc. (the "COMPANY") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "PLAN"). For purposes of this Plan, "PARENT CORPORATION" and "SUBSIDIARY" (collectively, "PARTICIPATING Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). "PARTICIPATING SUBSIDIARIES" are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the "BOARD") designates from time to time as corporations that shall participate in this Plan. The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Upon commencement of this Plan through May 13, 2002, a total of 1,500,000 shares of the Company's Common Stock is reserved for issuance under this Plan. As of May 14, 2002 and thereafter for the remainder of the term (as defined in Section 21 of this Plan), the number of shares of Common Stock reserved for issuance under such Plan shall be increased on an annual basis, so that on May 14, 2002 (or any later date to which the 2002 Annual Meeting of Stockholders may be adjourned) and on each January 1 thereafter there are 1,500,000 shares of Common Stock reserved for issuance under such Plan (or such lesser number of shares as may be determined by the Board of Directors) and to ratify such Plan as amended. The number of shares reserved for issuance under this Plan shall be subject to adjustments effected in accordance with Section 14 of this Plan."

The following is a summary of the principal features of the ESPP.

     ESPP HISTORY. In May 1997, the Board adopted and the stockholders of the Company approved the ESPP and reserved 750,000 shares of Common Stock for issuance thereunder. The purpose of the ESPP is to provide eligible employees with a convenient means of acquiring an equity interest in the Company, to enhance such employees' sense of participation in the affairs of the Company, and to provide an incentive for continued employment. On April 1, 1999, the Company affected a two for one stock split which increased the shares in the ESPP from 750,000 to the current 1,500,000 shares.

     TERM OF THE ESPP. Unless terminated earlier as provided in the ESPP, the ESPP will expire in May 2007, ten years from the date the ESPP was adopted by the Board.

     ELIGIBILITY. All employees of the Company, or any subsidiary, are eligible to participate in an Offering Period (defined below in "Participation in the Plan") under the ESPP except the following:
     (a) employees who are not employed by the Company or Participating Subsidiaries before the enrollment cut-off date (approximately two weeks prior to the start of the beginning of such Offering Period);
     (b) employees who are customarily employed for less than 15 hours per week;
     (c) employees who own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company; and
     (d) certain individuals who provide services to the Company as independent contractors.

     As of April 8, 2002, 594 persons were eligible to participate in the ESPP and 1,415,291 shares had been issued to our employees pursuant to the plan. As of that date, 84,709 shares were available for future issuance under the ESPP, excluding the proposed amendment to the ESPP. As of April 8, 2002, the Company had sold an aggregate of 29,254 shares under this plan to our current executive officers, which included 8,986 shares to Roy C. King. The number of shares reserved for issuance under the ESPP is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

     PARTICIPATION IN THE PLAN. Eligible employees may become participants in an Offering Period under the ESPP on the first business day of an Offering Period (the "Offering Date") after satisfying the eligibility requirements by delivering a subscription agreement and enrollment form to the Company's plan administration department not later than five (5) business days before such Offering Date unless a later time for filing the subscription agreement and enrollment form authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from the ESPP or terminates further participation in the Offering Period as set forth in Section 11 of the ESPP. Such participant is not required to file any additional subscription agreement or enrollment form in order to continue participation in this ESPP.

     Following the first Offering Period, each offering period of the ESPP lasts for 12 months, commencing on February 1 and August 1 of each year and ending on the next January 31 and July 31 respectively, thereafter. Each Offering Period consists of two (2) six-month "Purchase Periods" during which payroll deductions of the participants are accumulated under the ESPP. The Board has the power to change the duration of Offering Periods or Purchase Periods with respect to offerings without stockholder approval if such change is announced at least 15 days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

     PURCHASE PRICE. The purchase price per share at which a share of Common Stock is sold in any Offering Period is 85% of the lesser of the fair market value on the Offering Date or the fair market value on the Purchase Date. The fair market value of a share of the Common Stock is deemed to be the closing sale price of the Common Stock on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal. As of April 8, 2002, the Record Date, the closing price of our Common Stock as quoted on the Nasdaq National Market was $4.02 per share.

     U.S. FEDERAL INCOME TAX INFORMATION

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE ESPP. FEDERAL TAX LAWS MAY CHANGE AND THE U.S. FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER

INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE ESPP.

     The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code.

     TAX TREATMENT OF THE PARTICIPATING EMPLOYEE. Participating employees will not recognize income for federal income tax purposes either upon enrollment in the ESPP or upon the purchase of shares. All tax consequences are deferred until a participating employee sells the shares, disposes of the shares by gift or dies.

     HOLDING PERIOD REQUIREMENTS MET. If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable offering period, or if the participating employee dies while owning the shares, the participating employee realizes ordinary income on a sale, or a disposition by way of gift or upon death, to the extent of the lesser of: (1) the amount by which the fair market value of the shares at the beginning of the offering period exceeds the purchase price; or (2) the actual gain. All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

     HOLDING PERIOD REQUIREMENTS NOT MET. If the shares are not held for more than one year after the date of purchase and more than two years from the beginning of the applicable offering period but are sold or are otherwise disposed of including by way of gift, but not death, bequest or inheritance (a "disqualifying disposition"), the participating employee may realize both ordinary income and capital gain at the time of sale or other disposition. The excess of the fair market value of the shares at the date of purchase over the purchase price will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition. In addition to ordinary income, the excess, if any, of the proceeds of sale over the fair market value of the shares at the date of purchase is a capital gain. If the stock is sold for less than the fair market value at the date of purchase, the participating employee will have a capital loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

     TAX TREATMENT OF THE COMPANY. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the plan only to the extent that the participating employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which the Company is entitled, participating employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the plan.

     ERISA. The ESPP is not subject to any of the provisions of Employee Retirement Income Security Act of 1974 ("ERISA"), nor is it qualified under
Section 401(a) of the Internal Revenue Code.

     NEW PLAN BENEFITS. The amounts of future purchases under the plan by our executive officers and employees are not determinable because under the terms of the ESPP such purchases are based on participant contributions. Future purchase prices under the ESPP are not determinable because they are based on the fair market value of our Common Stock at the beginning of each Offering Period and on each exercise date.

     The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the proposal is required to approve the proposed amendment to the ESPP.

         THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY'S
   1997 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED
                                  FOR ISSUANCE.

     PROPOSAL NO. 4 -- RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
     ----------------------------------------------------------------------

     The Company has selected KPMG LLP as its independent accountants to perform the audit of the Company's financial statements for 2002, and the stockholders are being asked to ratify such selection. KPMG LLP was engaged as the Company's independent accountants for the year ended December 31, 2001. Representatives of KPMG LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

     The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the proposal is required to approve the ratification of selection of independent accountants.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
                          OF THE SELECTION OF KPMG LLP.


                         STOCKHOLDER PROPOSALS FOR 2003

PROXY STATEMENT PROPOSALS

     Under the rules of the SEC, proposals of stockholders intended for inclusion in the proxy statement to be furnished to stockholders entitled to vote at the 2003 Annual Meeting of the Company must be received at the Company's principal executive offices no later than December 16, 2002.

OTHER PROPOSALS

     The Company's By-laws provide that any proposals which are not included in the proxy statement, to be eligible for consideration at the 2003 Annual Meeting of the Company, must be received at the Company's principal executive offices not later than the close of business on March 14, 2003 nor earlier than the close of business on February 11, 2003. The proposal must also comply with the other procedural requirements set forth in the Company's By-laws, a copy of which may be obtained from the Company. It is suggested that proponents submit their proposals by Certified Mail-Return Receipt Requested.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all forms under Section 16(a). Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors of the Company, to the Company's knowledge, all such filings were made on a timely basis, except the 2001 Form 5 for Diane Baker was filed on April 3, 2002 and the 2001 Form 5 for Richard Little was filed one day late showing one transaction.

                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                               FORM OF PROXY CARD
                               ------------------

                             MERCATOR SOFTWARE, INC.

                  PROXY FOR 2002 ANNUAL MEETING OF STOCKHOLDERS


The undersigned hereby appoints Roy C. King and Gerald E. Klein, and each of them, with full power of substitution, and hereby authorizes each of them to represent and vote, as designated on the reverse hereof, all shares of Common Stock of Mercator Software, Inc. (the "Company") held of record by the undersigned on April 8, 2002, at the Annual Meeting of Stockholders to be held on May 14, 2002, or any adjournment thereof, upon all such matters as may properly come before the Meeting.

          (THE PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)


                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                             MERCATOR SOFTWARE, INC.
                                  MAY 14, 2002


(Please detach and mail in the envelope provided)

[ ]Please mark your votes
as in this example
                                         FOR                  WITHHOLD AUTHORITY
                                         all nominees          to vote for all
                                         listed (except as     nominees
                                         marked to the         listed at left
                                         contrary below)
1.       ELECTION OF DIRECTORS                [ ]                     [ ]

Instruction: To withhold authority to                    Nominees:
vote for any individual nominee, write that              Constance F. Galley
nominee's name in the space provided.                    Ernest E. Keet
                                                         Roy C. King
____________________________                             Michael E. Lehman
                                                         James P. Schadt
                                                         Dennis G. Sisco
                                                         Mark C. Stevens

2. PROPOSAL TO AMEND THE 1997 EQUITY INCENTIVE PLAN, PROVIDING FOR INCREASES IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER SUCH PLAN.

                           FOR      AGAINST         ABSTAIN
                           ---        ----            ----
         (The Board of Directors recommends a vote "FOR" approval.)

3. PROPOSAL TO AMEND THE 1997 EMPLOYEE STOCK PURCHASE PLAN, PROVIDING FOR INCREASES IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER SUCH PLAN.

                           FOR      AGAINST         ABSTAIN
                           ---        ----            ----
         (The Board of Directors recommends a vote "FOR" approval.

4. RATIFICATION OF SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.
                           FOR      AGAINST         ABSTAIN
                           ---        ----            ----
         (The Board of Directors recommends a vote "FOR" approval.)

5. IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED; IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4.

Stockholders are urged to date, mark, sign and return this proxy promptly in the envelope provided, which requires no postage if mailed within the United States.

[ ] If you plan to attend the Annual Meeting, place an X in this box.

SIGNATURE:                      DATE:
          --------------------
SIGNATURE:                      DATE:
          --------------------

NOTE: Please sign exactly as name or names appear on stock certificate as indicated hereon. Joint owners each should sign. When signing as an attorney, executor, administrator or guardian, please give full title as such.

                                   APPENDIX A



                             MERCATOR SOFTWARE, INC.
                           1997 EQUITY INCENTIVE PLAN


                        As Adopted May 8, 1997 and Amended July 21, 1997, January 27, 1999, March 17, 1999, May 18, 1999, April 3, 2000, June
           19, 2000, May 17, 2001 and August 15, 2001


          1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

          2.    SHARES SUBJECT TO THE PLAN.

                2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to Awards made under this Plan will be 9,700,000 Shares. Subject to Sections 2.2 and 18, Shares will again be available for grant and issuance in connection with future Awards under the Plan if the shares: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued. Any authorized shares not issued or subject to outstanding grants under the Company's 1993 Stock Option Plan (the "Prior Plan") on the Effective Date (as defined below) and any shares that: (a) are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full or (b) are subject to an option granted pursuant to the Prior Plan but are forfeited or are repurchased by the Company at the original issue price; will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. No Participant may receive (a) Restricted Stock Awards, (b) Stock Bonus Awards, or (c) Options with an Exercise Price below Fair Market Value for more than 150,000 Shares over the term of the Plan, and the sum of such awards issued under this Plan may not exceed 300,000 Shares in the aggregate over the term of the Plan.

                2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

          3. ELIGIBILITY. ISO (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 300,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) who are eligible to receive up to a maximum of 1,000,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

          4.    ADMINISTRATION.

                4.1 COMMITTEE AUTHORITY. This Plan will be administered by the Committee. Subject to the general purposes, terms and conditions of this Plan, the Committee will have full power to implement and carry out this Plan. Without limiting the previous sentence, the Committee will have the authority to:

                        (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

                        (b) prescribe, amend and rescind rules and regulations relating to this Plan, including determining the forms and agreements used in connection with this Plan; provided that the Committee may delegate to the President and Chief Executive Officer or the Chief Financial Officer, the authority to approve revisions to the forms and agreements used in connection with this Plan that are designed to facilitate Plan administration, and that are not inconsistent with this Plan or with any resolutions of the Committee relating to this Plan;

                        (c) select persons to receive Awards; provided that the Committee may delegate to one or more executive officers of the Company who are also members of the Board, the authority to grant an Award under this Plan to Participants who are not Insiders of the Company;

                        (d)     determine the terms of Awards;

                        (e) determine the number of Shares or other consideration subject to Awards;

                        (f) determine whether Awards will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

                        (g)     grant waivers of Plan or Award conditions;

                        (h) determine the vesting, exercisability and payment of Awards;

                        (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

                        (j)     determine whether an Award has been earned; and

                        (k) amend this Plan, except for amendments that increase the number of Shares available for issuance under this Plan or change the eligibility criteria for participation in this Plan, or any other amendments that would require approval of the stockholders of the Company;

                        (l) make all other determinations necessary or advisable for the administration of this Plan.

                4.2 COMMITTEE INTERPRETATION AND DISCRETION. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. Any dispute regarding the interpretation of this Plan or any award Agreement shall be submitted by the participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant.

          5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Non-Qualified Stock Options ("NQSO"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                5.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"). The Stock Option Agreement will be substantially in a form (which need not be the same for each Participant) that the Committee or an officer of the Company (pursuant to
Section 41(b)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

                5.2 DATE OF GRANT. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                5.3 EXERCISE PERIOD. Options may be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Stock Option Agreement governing such Option; subject to the provisions of Section 5.6 and subject to Company policies established by the Committee (or by individuals to whom the Committee has delegated responsibility) from time to time with respect to vesting during leaves of absences. No Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; provided however that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                5.4 EXERCISE PRICE. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will not be less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 8 of this Plan and the Stock Option Agreement.

                5.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement"). The Exercise Agreement will be substantially in a form (which need not be the same for each Participant), that the Committee or an Officer of the Company (pursuant to Section 4.1(b)) has from time to time approved and shall state the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of shares being purchased.

                5.6   TERMINATION.

                        (a) TERMINATION FOR OTHER THAN CAUSE. An Option granted to a Participant will cease to vest on the Participant's Termination. Following the Participant's Termination, the Participant's Option may be exercised (to the extent such Option was exercisable immediately prior to the Termination Date):

                                (i)     no later than three (3) months after the
Termination Date if the Participant is Terminated for any reason except death or Disability, unless a shorter or longer time period not exceeding five (5) years is specifically set forth in the Participant's Stock Option Agreement; provided that any exercise of an ISO more than three (3) months after the Termination Date is deemed to be an NQSO, and provided further than no Option may be exercised later than the expiration date of the Option.

                                (ii)    no later than twelve (12) months after
the Termination Date if the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or Disability), unless a shorter or longer time period not exceeding five (5) years is specifically set forth in the Participant's Stock Option Agreement; provided that any exercise of an ISO more than twelve (12) months after the Termination Date when the Termination is for Participant's Disability is deemed to be an NQSO, and provided further that no option may be exercised later than the expiration date of the Option.

                        (b) TERMINATION FOR CAUSE. Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is determined by the Board to have committed an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or Subsidiary, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

                5.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                5.8 LIMITATIONS ON ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                5.9 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                5.10 NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

          6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                6.1 FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                6.2 PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 8 of this Plan.

                6.3 RESTRICTIONS. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

          7.    STOCK BONUSES.

                7.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company (provided that the Participant pays the Company the par value of the shares awarded by such Stock Bonus in cash) pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

                7.2 TERMS OF STOCK BONUSES. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                7.3 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                7.4 TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

          8.    PAYMENT FOR SHARE PURCHASES.

                8.1 PAYMENT. Payment for Shares purchased pursuant to this Plan may be made by any of the following methods (or any combination of such methods) that are described in the applicable Stock Option Agreement or other Award Agreement and that are permitted by law:

                        (a)     in cash (by check);

                        (b) by cancellation of indebtedness of the Company to the Participant;

                        (c) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                        (d) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price or Exercise Price equal to the par value of the Shares, if any, must be paid in cash;

                        (e) by waiver of compensation due or accrued to the Participant for services rendered; provided, however, that the portion of the Purchase Price or Exercise Price equal to the par value of the Shares, if any, must be paid in cash; or

                        (f) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                                (1)     through a "same day sale" commitment
from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                                (2)     through a "margin" commitment from the
Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.

                8.2 LOAN GUARANTEES. The Committee may, in its sole discretion, help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

                8.3 ISSUANCE OF SHARES. Upon payment of the applicable Purchase Price or Exercise Price (or a commitment for payment from the NASD Dealer designated by the Participant in the case of an exercise by means of a "same-day sale" or "margin" commitment), and compliance with other conditions and procedures established by the Company for the purchase of shares, the Company shall issue the Shares registered in the name of Participant (or in the name of the NASD Dealer designated by the Participant in the case of an exercise by means of a "same-day sale" or "margin" commitment) and shall deliver certificates representing the Shares (in physical or electronic form, as appropriate). The Shares may be subject to legends or other restrictions as described in Section 13 of the Plan.

          9.    WITHHOLDING TAXES.

                9.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued under Awards granted under this Plan, the Company may require the Participant to pay to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate(s) for the Shares. If a payment in satisfaction of an Award is to be made in cash, the payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                9.2 STOCK WITHHOLDING. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and must be in writing in a form acceptable to the Committee

          10.   PRIVILEGES OF STOCK OWNERSHIP.

                10.1 VOTING AND DIVIDENDS. No Participant will have any of the rights of a stockholder of the Company with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to the Shares; PROVIDED, HOWEVER, that if the Shares are Restricted Stock, any new, additional or different securities the Participant may become entitled to receive with respect to the Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

          11. TRANSFERABILITY. Except as set forth below (i) no Option shall be transferable by any Participant other than by will or the laws of descent and distribution and (ii) Options may be exercised during the Participant's lifetime only by the Participant (or, if the Participant is disabled and so long as the Option remains exercisable, by the Participant's duly appointed guardian or other legal representative). However, the Committee may, in its discretion, permit a Participant holding an NQSO to transfer the NQSO to (i) one or more members of his or her immediate family (including the Participant's spouse and lineal descendants and spouses of lineal descendants); (ii) trusts for the benefit of the Participant and/or any person referred to in clause (i); (iii) entities wholly-owned by the Participant and/or any persons or trusts referred to in clauses (i) or (ii); or (iv) charitable organizations) for estate planning purposes. In connection with permitting transfers, the Committee may require that

(i) no consideration be given or payment made for any such transfer, (ii) the stock option agreement pursuant to which such NQSO is granted must expressly provide for transferability in a manner consistent with the Plan, and (iii) subsequent transfers of the transferred NQSO shall be prohibited except those in accordance with this Section. Following any such transfer, the NQSO shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and the transferee of such NQSO shall be subject to the applicable terms of the Plan. The events of Termination of employment set forth in a Participant's Stock Option Agreement shall continue to be applied with respect to the original holder of such NQSO, following which such NQSO shall be exercisable by the transferee only to the extent and for the periods specified in such Stock Option Agreement.

          12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all of a Participant's Shares that are not "vested" (as defined in the Award Agreement) following the Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

          13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan (whether in physical or electronic form, as appropriate) will be subject to such stock transfer orders, legends and other restrictions that the Committee deems necessary or advisable, including without limitation restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system on which the Shares may be listed.

          14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

          15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

          16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable state, federal and foreign securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state, federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state, federal or foreign securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

          17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

          18.   CORPORATE TRANSACTIONS.

                18.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of

                        (a)     a dissolution or liquidation of the Company;

                        (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the surviving corporation, which assumption will be binding on all Participants);

                        (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges with the Company in such merger, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company;

                        (d) the sale of all or substantially all of the assets of the Company; or

                        (e) the acquisition, sale or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction;

                        any or all outstanding Awards will automatically vest for one additional year and may also be assumed, converted or replaced by the surviving corporation (if any), which assumption, conversion or replacement will be binding on all Participants. The Committee may, in its sole discretion, provide for additional accelerated vesting of any or all Awards that are assumed, converted or replaced by the surviving corporation. In lieu of assuming, converting or replacing such Awards, the surviving corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards and the one year additional vesting). The surviving corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such surviving corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will automatically vest for one additional year and will expire on such transaction at such time and on such conditions as the Committee will determine, provided, however, that the Committee may, in its sole discretion, provide for additional accelerated vesting of any or all Awards granted pursuant to this Plan. If such accelerated options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

                18.2 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                18.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

          19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan became effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "Effective Date"). This Plan was approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan was adopted by the Board.

          20. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan was adopted by the Board. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Connecticut.

          21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan. In addition, pursuant to Section 4.1(k), the Board has delegated to the Committee the authority to make certain amendments to this Plan. Notwithstanding the foregoing, neither the Board nor the Committee shall without the approval of the stockholders of the Company amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulation promulgated thereunder as such provisions apply to ISO plans, pursuant to the Exchange Act or any rule promulgated thereunder or any rules or regulations promulgated by the Stock exchange or automated quotation system on which the Company's Stock is quoted. No amendment that is detrimental to a Participant may be made to any outstanding Award without the consent of the Participant.

          22. NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

          23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

                "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

                "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                "Board" means the Board of Directors of the Company.

                "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                "Committee" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board. The Committee, if appointed, will consist of not less than two members of the Board.

                "Company" means Mercator Software, Inc. or any successor corporation.

                "Disability" means a disability within the meaning of Section 22
(e)(3) of the Code, as determined by the Committee.

                "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                        (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination (grant date) as reported in The Wall Street Journal;

                        (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                        (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

                        (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

                        (e) if none of the foregoing is applicable, by the Committee in good faith.

                "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

                "Option" means an award of an option to purchase Shares pursuant to Section 5.

                "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                "Participant" means a person who receives an Award under this Plan.

                "Plan" means this Mercator Software, Inc. 1997 Equity Incentive Plan, as amended from time to time.

                "Restricted Stock Award" means an award of Shares pursuant to
Section 6.

                "SEC" means the Securities and Exchange Commission.

                "Securities Act" means the Securities Act of 1933, as amended.

                "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

                "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

                "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").


Rev. 8/01

                                   APPENDIX B



                             MERCATOR SOFTWARE, INC.
                        1997 EMPLOYEE STOCK PURCHASE PLAN

                 As Adopted May 8, 1997, Amended July 21, 1997,
                January 19, 1998, April 1, 1999, October 17, 2000

     1. ESTABLISHMENT OF PLAN. Mercator Software, Inc. (the "COMPANY") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "PLAN"). For purposes of this Plan, "PARENT CORPORATION" and "SUBSIDIARY" (collectively, "PARTICIPATING SUBSIDIARIES") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). "PARTICIPATING SUBSIDIARIES" are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the "BOARD") designates from time to time as corporations that shall participate in this Plan. The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 1,500,000 shares of the Company's Common Stock is reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

     2. PURPOSE. The purpose of this Plan is to provide eligible employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment.

     3. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "COMMITTEE"). As used in this Plan, references to the "Committee" shall mean either such committee or the Board, if no committee has been established. Subject to the provisions of this Plan and the limitations of
Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

     4. ELIGIBILITY. Any employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

        (a) employees who are not employed by the Company or Participating Subsidiaries before the enrollment cut-off date (approximately 2 weeks prior to the start of the beginning of such Offering Period), except that employees who are employed on the effective date of the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT") registering the initial public offering of the Company's Common Stock shall be eligible to participate in the first Offering Period under the Plan;

     (b) employees who are customarily employed for less than fifteen (15) hours per week;

     (c) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries; and

        (d) individuals who provide services to the Company or any of its Participating Subsidiaries as independent contractors whether or not reclassified as common law employees, unless the Company or a Participating Subsidiary withholds or is required to withhold U.S. Federal employment taxes for such individuals pursuant to Section 3402 of the Code.

     5. OFFERING DATES. The offering periods of this Plan (each, an "OFFERING PERIOD") shall be of twelve (12) months duration commencing on February 1 and August 1 of each year and ending on the next January 31 and July 31 respectively, thereafter; PROVIDED, HOWEVER, that notwithstanding the foregoing, the first such Offering Period shall commence on the first business day on which price quotations for the Company's Common Stock are available on the Nasdaq National Market (the "FIRST OFFERING DATE") and shall end on July 31, 1998. Except for the first Offering Period, each Offering Period shall consist of two
(2) six-month purchase periods (individually, a "PURCHASE PERIOD") during which payroll deductions of the participants are accumulated under this Plan. The first Offering Period shall consist of two Purchase Periods, any of which may be greater or less than six months as determined by the Committee. The first business day of each Offering Period is referred to as the "OFFERING DATE." The last business day of each Purchase Period is referred to as the "PURCHASE DATE." The Board shall have the power to change the duration of Offering Periods or Purchase Periods with respect to offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

     6. PARTICIPATION IN THIS PLAN. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement and enrollment form to the Company's plan administration department or designee (the "PLAN ADMIN. DEPARTMENT") not later than five (5) business days before such Offering Date unless a later time for filing the subscription agreement and enrollment form authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement and enrollment form to the Plan Admin. Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement and enrollment form with the Plan Admin. Department not later than five (5) business days preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement or enrollment form in order to continue participation in this Plan.

     7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Purchase Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (but in no event less than the par value of a share of the Company's Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date (but in no event less than the par value of a share of the Company's Common Stock), PROVIDED, HOWEVER, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Purchase Date, or (b) the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Purchase Date. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

     8. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

        (a) The fair market value on the Offering Date; or

        (b)  The fair market value on the Purchase Date.

        For purposes of this Plan, the term "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

             (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in THE WALL STREET JOURNAL;

             (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in THE WALL STREET JOURNAL;

             (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in THE WALL STREET JOURNAL; or

            (d) if none of the foregoing is applicable, by the Board in good faith, which in the case of the First Offering Date will be the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act.

     9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

        (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than fifteen percent (15%) or such lower limit set by the Committee. Compensation shall mean base salary plus earned and paid commissions and bonuses, provided however, that for purposes of determining a participant's base salary, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

        (b) A participant may lower (and, effective for Offering Periods commencing on or after February 1, 1998, increase) the rate of payroll deductions during an Offering Period by filing with the Plan Admin. Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Plan Admin. Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than two (2) decreases and one (1) increase may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Plan Admin. Department a new authorization for payroll deductions not later than fifteen (15) days before the beginning of such Offering Period.

        (c) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        (d) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest; provided, however that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a whole share shall be carried forward, without interest, into the next Purchase Period or Offering Period as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

        (e) As promptly as practicable after the Purchase Date, the Company shall issue shares for the participant's benefit representing the shares purchased upon exercise of his or her option.

        (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

    10. LIMITATIONS ON SHARES TO BE PURCHASED.

        (a) No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.

        (b) No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

        (c) No participant shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). Until otherwise determined by the Committee, there shall be no Maximum Share Amount. In no event shall the Maximum Share Amount, if any, exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

        (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

        (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

    11. WITHDRAWAL.

        (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Plan Admin. Department a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

        (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

        (c) If the purchase price on the first day of any current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. Any funds accumulated in a participant's account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period. A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period

    12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Subsidiary, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Board; PROVIDED that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

    13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

    14. CAPITAL CHANGES. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

    In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that the options under this Plan shall terminate as of a date fixed by the Committee and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (OTHER THAN a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the options under this Plan are assumed, converted or replaced by the surviving corporation, which assumption, conversion or replacement will be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges with the Company in such merger, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, each option under this Plan may be assumed or an equivalent option may be substituted by such surviving corporation or a parent or subsidiary of such surviving corporation. In the event such surviving corporation does not assume or substitute the options under this Plan, (x) this Plan will terminate upon the consummation of such transaction, unless otherwise provided by the Committee and (y) the Committee may declare that the options under this Plan shall terminate as of a date fixed by the Committee and give each participant the right to exercise his or her option as to all of the optioned stock. If the Committee makes an option fully exercisable in the event of a merger, consolidation or sale of assets, the Committee shall notify the participant that the option shall be fully exercisable for a certain period, and the option and this Plan will terminate upon the expiration of such period.

     The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event the Company is consolidated with or merged into any other corporation.

     15. NON-ASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

     16. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

     17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

     18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee's employment.

     19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

     20. NOTICES. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. TERM; STOCKHOLDER APPROVAL. After this Plan is adopted by the Board, this Plan will become effective on the date that is the First Offering Date (as defined above); PROVIDED, HOWEVER, that if the First Offering Date does not occur on or before December 31, 1997, this Plan will terminate having never become effective. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time),
(b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

     22. DESIGNATION OF BENEFICIARY.

           (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of an Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

           (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     24. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Connecticut.

     25. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with Section 21 hereof within twelve (12) months of the adoption of such amendment if such amendment would:

           (a) increase the number of shares that may be issued under this Plan; or

           (b) change the designation of the employees (or class of employees) eligible for participation in this Plan.

(Rev. 10/00)

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